                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                                                                                           Taxes on
                                                            Operating            One-Time  One-Time   Unalloc.  Minority    Interest
(000 omitted)                                    Revenues    Income    Goodwill   Charges   Charges    Corp.    Interest    Expense
                                                ------------------------------------------------------------------------------------
QUARTER ENDED MARCH 31, 2004
Payment Services                                $ 191,322   $ 30,168     $ -          $ -       $ -                 $  -   $      -
Convention and Event Services:
      GES Exposition Services                     163,897     20,558       -            -         -                    -     (2,189)
      Exhibitgroup/Giltspur                        40,053     (3,029)      -            -         -                   (6)       309
                                                ------------------------------------------------------------------------------------
Convention and Event Services                     203,616     17,529       -            -         -                   (6)    (1,880)

                                                ------------------------------------------------------------------------------------
      REPORTABLE SEGMENTS                         394,938     47,697       -            -         -                   (6)    (1,880)

Travel and recreation services :
      Brewster Transport                            3,939       (465)      -            -         -                    -         95
      Glacier Park                                      -       (858)      -            -         -                  101         32
                                                ------------------------------------------------------------------------------------
         Subtotal travel & recreation services      3,939     (1,323)      -            -         -                  101        127
      Sold businesses                                   -          -       -            -         -                    -          -
      Eliminations                                      -      4,305       -            -         -  $ (4,305)         -          -
      Contingencies                                     -          -       -                                           -          -
      Corporate and other                               -     (4,305)      -            -         -                    -        (37)
                                                ------------------------------------------------------------------------------------
      Totals as reported                        $ 398,877   $ 46,374     $ -          $ -       $ -  $ (4,305)      $ 95   $ (1,790)
                                                ====================================================================================
      Check                                             -          -       -            -         -                    -          -


                                                  Investment     Tax       Acct.      Net     Deprec./
(000 omitted)                                      Income     (Benefit)   Change    Income     Amort.    EBITDA
                                                -----------------------------------------------------------------
QUARTER ENDED MARCH 31, 2004
Payment Services                                     $   -    $  (7,221)      $ -  $ 34,879   $  7,223  $ 37,391
Convention and Event Services:
      GES Exposition Services                            -       (7,476)        -    10,893      2,950    23,508
      Exhibitgroup/Giltspur                              -        1,056         -    (1,670)       709    (2,326)
                                                -----------------------------------------------------------------
Convention and Event Services                            -       (6,420)        -     9,223      3,659    21,182

                                                -----------------------------------------------------------------
      REPORTABLE SEGMENTS                                -      (13,641)        -    44,102     10,882    58,573

Travel and recreation services :
      Brewster Transport                               244           (4)        -      (130)       871       650
      Glacier Park                                       -          332         -      (393)       628      (129)
                                                -----------------------------------------------------------------
         Subtotal travel & recreation services         244          328         -      (523)     1,499       521
      Sold businesses                                    -            -         -         -          -         -
      Eliminations                                       -            -         -         -          -         -
      Contingencies                                      -            -         -         -                    0
      Corporate and other                              504        1,252         -    (2,586)       271    (3,530)
                                                -----------------------------------------------------------------
      Totals as reported                             $ 748    $ (12,061)      $ -  $ 40,993   $ 12,652  $ 55,564
                                                =================================================================
      Check                                              -            -         -         -          -         -

                                                            Operating            One-Time  One-Time   Unalloc.  Minority    Interest
                                                 Revenues    Income    Goodwill   Charges   Charges    Corp.    Interest    Expense
                                                ------------------------------------------------------------------------------------
QUARTER ENDED MARCH 31, 2003
Payment Services                                $ 171,628   $ 19,081     $ -          $ -       $ -                $   -   $      -
Convention and Event Services:
      GES Exposition Services                     169,229     21,215       -            -         -                    -     (2,302)
      Exhibitgroup/Giltspur                        54,561     (2,610)      -            -         -                   43     (2,224)
                                                ------------------------------------------------------------------------------------
Convention and Event Services                     222,056     18,605       -            -         -                   43     (4,526)
                                                ------------------------------------------------------------------------------------
      REPORTABLE SEGMENTS                         393,684     37,686       -            -         -                   43     (4,526)

Travel and recreation services :
      Brewster Transport                            3,282       (767)      -            -         -                    -       (480)
      Glacier Park                                      -       (807)      -            -         -                   71         42
                                                ------------------------------------------------------------------------------------
         Subtotal travel & recreation services      3,282     (1,574)      -            -         -                   71       (438)
      Sold businesses                                   -          -       -            -         -                    -          -
      Eliminations                                   (514)     3,859       -            -         -  $ (3,859)         -          -
      Contingencies                                     -          -       -                                           -          -
      Corporate and other                             514     (3,859)      -            -         -                    -        812

                                                ------------------------------------------------------------------------------------
      Totals as reported                        $ 396,966   $ 36,112     $ -          $ -       $ -  $ (3,859)     $ 114   $ (4,152)
                                                ====================================================================================
      Check                                             -          -       -            -         -                    -          -

                                                  Investment      Tax      Acct.      Net     Deprec./
                                                   Income     (Benefit)   Change    Income     Amort.    EBITDA
                                                -----------------------------------------------------------------
QUARTER ENDED MARCH 31, 2003
Payment Services                                       $ -     $ (1,844)      $ -  $ 17,878    $ 6,523  $ 25,604
Convention and Event Services:
      GES Exposition Services                            -       (7,605)        -    11,308      3,124    24,339
      Exhibitgroup/Giltspur                              -        1,434         -    (3,357)     1,066    (1,501)
                                                -----------------------------------------------------------------
Convention and Event Services                            -       (6,171)        -     7,951      4,190    22,838
                                                -----------------------------------------------------------------
      REPORTABLE SEGMENTS                                -       (8,015)        -    25,829     10,713    48,442

Travel and recreation services :
      Brewster Transport                                 -          462         -      (785)       465      (302)
      Glacier Park                                       -          307         -      (387)       264      (472)
                                                -----------------------------------------------------------------
         Subtotal travel & recreation services           -          769         -    (1,172)       729      (774)
      Sold businesses                                    -            -         -         -          -         -
      Eliminations                                       -            -         -         -          -         -
      Contingencies                                      -            -         -         -                    -
      Corporate and other                            1,104         (683)        -    (2,626)       570    (2,185)

                                                -----------------------------------------------------------------
      Totals as reported                           $ 1,104     $ (7,929)      $ -  $ 22,031   $ 12,012  $ 45,483
                                                =================================================================
      Check                                              -            -         -         -          -         -

Preferred Divid                                      Q1         Q2       Q3          Q4         Q4      YEAR      CHECK      TO USE
                                                ------------------------------------------------------------------------------------
                                      2004              -          -       -            -         -         -          -          -
                                      2003            286        286       -            -       286       572          -        286

                                                 DILUTED     BASIC
                                                ---------------------
Shares
                                      2004         87,217     86,710
                                      2003         86,326     86,008